UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2005

Liberty Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51360 (Commission File Number)	20-2197030 (IRS Employer Identification #)

4643 South Ulster Street, Suite 1300 Denver, CO 80237
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
In our earnings call on November 11, 2005, we indicated that, after removing the effects of acquisitions and foreign currency movements, our total revenue increased by 5% during the quarter ended September 30, 2005, as compared to the quarter ended June 30, 2005. Subsequent to the call, we discovered an error in the calculation of this percentage increase with respect to the acquisition effect of NTL Ireland. The correct percentage increase is 3%. This error only affected the sequential organic growth calculation mentioned above and all other references to organic growth rates in our results call were correct.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.
By:	/s/ LEONARD P. STEGMAN
Leonard P. Stegman
Vice President

Date: November 14, 2005

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